SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                              FORM 8-K
                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):  January 9, 2009



                      SCOTT'S LIQUID GOLD-INC.
      (Exact name of Registrant as specified in its charter)

      Colorado              001-13458              84-0920811
      (State or other       (Commission           (I.R.S. Employer
       jurisdiction of       File Number)          Identification No.)
       incorporation)

          4880 Havana Street, Denver, CO             80239

         (Address of principal executive offices) (Zip Code)

            Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the Securities
	Act (17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
	Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
	Exchange Act (17 CFR 240.13e-4(c))



Item 1.02	Termination of a Material Definitive Agreement.

On September 15, 2008, Scott's Liquid Gold-Inc. (the "Company") filed a Form 8-K Report concerning an agreement for the proposed sale of vacant land adjacent to the Company's facilities in Denver, Colorado. As permitted by the terms of the agreement, the agreement has been terminated without the sale of the land. Based on information from the proposed purchaser, the Company believes that the transaction as provided by the agreement was not completed because of a combination of the lending environment and economic conditions. The Company will continue to list the vacant land as part of the real property which it has listed for sale, lease or a combination of the foregoing.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SCOTT'S LIQUID GOLD-INC.
                                            (Registrant)

Date: January 9, 2009                       /s/ Jeffry B. Johnson
                                           -
                                           By: Jeffry B. Johnson
                                           Chief Financial Officer and
                                           Treasurer